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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 31, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-3)

                           Impac Secured Assets Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                California                             333-117991                                  33-071-5871
-------------------------------------------      -----------------------                  ------------------------------
       (STATE OR OTHER JURISDICTION                    (COMMISSION                               (I.R.S. EMPLOYER
             OF INCORPORATION)                        FILE NUMBER)                             IDENTIFICATION NO.)

1401 Dove Street
Newport Beach, California                                                                             92660
-------------------------------------------                                               ------------------------------
           (ADDRESS OF PRINCIPAL                                                                    (ZIP CODE)
            EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (949) 475-3600






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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of August 1, 2004 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, Deutsche Bank National Trust Company, as trustee and Wells Fargo Bank, N.A., as securities administrator. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               IMPAC SECURED ASSETS CORP.


                                               By: /s/ Richard J. Johnson
                                                   ---------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer


Dated: September 15, 2004



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                                  EXHIBIT INDEX



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
                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
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
1                             4                             Pooling and Servicing               5
                                                            Agreement
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